Other Accrued Liabilities	6 Months Ended
Jun. 30, 2011
Other Accrued Liabilities [Abstract]
Other Accrued Liabilities

6.	Other Accrued Liabilities

Other accrued liabilities consist of accrued rent and accrued expenses for legal services, audit-related services and payroll withholding liabilities.

At June 30, 2011, other accrued liabilities consisted of accrued rent of $410,000, accrued expenses for services of $335,000 and payroll withholding liabilities of $33,000. At December 31, 2010, other accrued liabilities consisted of accrued rent of $235,000, accrued expenses for services of $178,000 and payroll withholding liabilities of $37,000. In July 2010, the Company entered into an agreement with the landlord of the Hayward facility to defer a portion of the monthly rent payment over a one year period. The repayment period was over 12 months beginning in September 2011, if not repaid sooner without pre-payment penalty. Deferred amounts accrue interest at 10% per annum.